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                                                                 Exhibit 10.12.2


                  SECOND AMENDMENT, dated as of January 12, 2000 (this "Amendment"), to the REVOLVING COMMERCIAL LOAN WAREHOUSE AND SECURITY AGREEMENT, dated as of December 4, 1998 (as the same may be further amended or otherwise modified from time to time, the "Agreement"), among PRUDENTIAL SECURITIES CREDIT CORPORATION, a Delaware corporation, having an office at One New York Plaza, New York, New York 10292 (the "Lender"), and FIRST INTERNATIONAL BANK, (formerly known as First National Bank of New England), a Connecticut bank and trust company, having its principal office at 280 Trumbull Street, Hartford, Connecticut 06103 (the "Borrower"), and its parent, FIRST INTERNATIONAL BANCORP, INC., a Delaware corporation, having its principal office at 280 Trumbull Street, Hartford, Connecticut 06103 (the "Guarantor").Terms not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Agreement.

                              W I T N E S S E T H :

                  WHEREAS, the parties entered into a First Amendment, dated as of June 30, 1999 (the "First Amendment"), to the Agreement; and

                  WHEREAS, the parties wish to extend the Maturity Date of the Loan from June 30, 2000 to December 28, 2000;

                  WHEREAS, the Engagement Letter is simultaneously being amended to reflect that PSI will have the right of first refusal, but not the obligation, to serve in the Manager Role with respect to up to $340,000,000 in Securitizations; and

                  WHEREAS, the parties to the Agreement desire to execute this Amendment to provide for such amended terms;

                  NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, it is hereby agreed as follows:

                  ARTICLE 1. AMENDMENTS

                  1.1 Amendment to Second Recital. The second recital of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  WHEREAS, the Lender's Affiliate, Prudential Securities Incorporated ("PSI"), will have the right of first refusal, but not the obligation, to act as the sole manager (such role as sole manager, the "Manager Role") on any securities issuances ("Securitizations") sponsored by the Borrower or one of its Affiliates relating to up to $340,000,000 of the Commercial Loans, on the terms and under the conditions set forth in the Engagement Letter, dated as of December 4, 1998, as amended by the First Amendment, dated as of June 30, 1999, and the Second Amendment, dated as of January 12, 2000, among PSI, the

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         Borrower and the Guarantor (as the same may be further amended or otherwise modified from time to time, the "Engagement Letter"). Such Securitizations shall be structured in a manner as shall be consented to by PSI.

                  1.2 Aggregating Loans. Section 1(a)1 of the Agreement is hereby amended by inserting the following after the phrase "up to $75,000,000,":

         less any amounts outstanding under any loans from Lender to the Borrower's subsidiary, FIB Holdings, Inc.

                  1.3 Extending Maturity Date. Section 1(c) of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  The Loan shall mature on December 28, 2000, as such date may be extended by means of a Credit Increase Confirmation and Note Amendment (the "Maturity Date"), pursuant to the terms of Section 1(f) below.

                  1.4 Extending Other Dates. Section 1(h) of the Agreement is hereby amended by replacing the date June 30, 2001 appearing in clause (v)(x) thereof (which was added by the First Amendment) with the date December 28, 2001.

                  ARTICLE 2 MISCELLANEOUS

                  2.1 Limited Effect. Except as expressly amended hereby, all of the provisions , covenants, terms and conditions of the Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

                  2.2 Guarantor Consent. The Guarantor hereby consents to this Amendment and agrees that the Guaranty shall remain in full force and effect.

                  2.3 Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

                  2.4 Counterparts. This Amendment may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  [Remainder of Page Intentionally Left Blank]

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                           FIRST INTERNATIONAL BANK



                                           By:  /s/ Theodore J. Horan
                                              ----------------------------------
                                                 Name:  Theodore J. Horan
                                                 Title:    Senior Vice President


                                           FIRST INTERNATIONAL BANCORP, INC.




                                           By:  /s/Leslie Galbraith
                                              ----------------------------------
                                                 Name:  Leslie Galbraith
                                                 Title: Executive Vice President


                                           PRUDENTIAL SECURITIES CREDIT
                                                    CORPORATION



                                           By:  /s/Jeffrey K. French
                                              ----------------------------------
                                                 Name:  Jeffrey K. French
                                                 Title: Senior Vice President

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